                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   As independent certified public accountants, we hereby consent to the use of our auditors' report (and to all references to our Firm) included in or made a part of this Amendment No. 1 to Form S-1 registration statement/prospectus.

ARTHUR ANDERSEN LLP

Miami, Florida,

December 11, 2001.